EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 6, 2016, is by and among HNI CORPORATION, an Iowa corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 9, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean January 6, 2016.

“Initial Senior Notes” shall have the meaning set forth in clause (a) of the definition of Senior Notes.

1.2    Amendment to Definition of Aggregate Revolving Committed Amount. The reference to “TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000)” contained in the definition of Aggregate Revolving Committed Amount set forth in Section 1.1 of the Credit Agreement is hereby amended to read “FOUR HUNDRED MILLION DOLLARS ($400,000,000)”.

EXHIBIT 10.1

1.3    Amendment to Definition of Maturity Date. The definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means, as to each Lender, the fifth (5th) anniversary of the First Amendment Effective Date.

1.4    Amendment to Definition of Note Purchase Agreement. The definition of Note Purchase Agreement set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Note Purchase Agreement” means (a) the Note Purchase Agreement, dated as of April 6, 2006, by and among the Borrower and the purchasers party thereto, with respect to the Initial Senior Notes, in the initial aggregate principal amount of $150,000,000 and with a maximum aggregate principal amount of $650,000,000 and (b) any other note purchase agreement entered into by the Borrower in connection with a note issuance pursuant to clause (b) of the definition of Senior Notes, as each of the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.5    Amendment to Definition of Senior Notes. The definition of Senior Notes set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Senior Notes” means (a) the Borrower’s 5.54% Series 2006-A Senior Notes due April 6, 2016 (the “Initial Senior Notes”) and (b) following payment in full of the Initial Senior Notes, any additional series of senior notes of the Borrower; provided, that (i) such senior notes shall be unsecured, (ii) the representations, covenants and events of default in respect of such senior notes (other than interest rate and fees) are no more restrictive on the applicable obligor than the representations, covenants and Events of Default hereof, (iii) the maturity date of such senior notes shall be no earlier than six months following the Maturity Date and such Indebtedness shall not be subject to amortization or prepayment prior to such date and (iv) the aggregate principal amount of such senior notes shall not exceed $650,000,000.

1.6    Amendment to Section 5.9. A new clause (c) is hereby added to Section 5.9 of the Credit Agreement to read as follows:

(c)    Minimum Liquidity. Maintain, at all times prior to the payment in full of the Initial Senior Notes, Minimum Liquidity of not less than $150,000,000.

1.7    Amendment to Section 5. A new Section 5.13 is hereby added to Section 5 of the Credit Agreement to read as follows:

EXHIBIT 10.1

Section 5.13. Senior Notes. All Indebtedness under the Initial Senior Notes shall be paid in full on or before April 6, 2016.

1.8    Amendment to Section 7.1(c). Clause (i) contained in Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 5.3(a), 5.4(a), 5.9 or 5.13 or in Section 6; or

1.9    Amendment to Exhibit 2.1(a). Exhibit 2.1(a) to the Credit Agreement is hereby replaced with Exhibit 2.1(a) attached to this Amendment. All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

1.10    Reallocation. Each of the parties hereto agrees that, after giving effect to this Amendment, the revised Revolving Committed Amount of each Lender (as of the First Amendment Effective Date) shall be as set forth on Exhibit 2.1(a) attached hereto. In connection with this Amendment, the outstanding Loans and participation interests in existing Letters of Credit shall be reallocated by causing such fundings and repayments (subject to Section 2.17 of the Credit Agreement) among the Lenders of the Loans as necessary such that, after giving effect to increases to the Aggregate Revolving Committed Amount contemplated by this Amendment, each Lender will hold Loans based on its Commitment Percentage (after giving effect to such increases).

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders and the Administrative Agent.

(b)    Fees and Expenses. The Borrower shall have paid (i) the fees and expenses that are owing pursuant to that certain Fee Letter dated November 20, 2015 and (ii) all outstanding fees and expenses owing to King & Spalding LLP.

(c)    Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the First Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance satisfactory to the Administrative Agent.

(d)    Corporate Documents. The Administrative Agent shall have received an officer’s certificate (i) certifying that the articles of incorporation or other organizational

EXHIBIT 10.1

documents, as applicable, of each Credit Party that were delivered on the Closing Date or the date on which any Credit Party was joined as a Guarantor pursuant to a Joinder Agreement (the “Joinder Date”) remain true and complete as of the First Amendment Effective Date (or certified updates as applicable), (ii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date or Joinder Date remain true and correct and in force and effect as of the First Amendment Effective Date (or certified updates as applicable), (iii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the First Amendment Effective Date, (iv) attaching certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (v) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Secretary’s Certificate, delivered on the Closing Date or Joinder Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

(e)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties made by the Credit Parties in the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the First Amendment Effective Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	HNI CORPORATION, an Iowa corporation
	By:	/s/ Todd C. Birlingmair
	Name:	Todd C. Birlingmair
	Title:	Treasurer

GUARANTORS:	THE HON COMPANY LLC ALLSTEEL INC. HEARTH & HOME TECHNOLOGIES LLC PAOLI LLC THE GUNLOCKE COMPANY L.L.C. MAXON FURNITURE INC. HICKORY BUSINESS FURNITURE, LLC
	By:	/s/ Todd C. Birlingmair
	Name:	Todd C. Birlingmair
	Title:	Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

	By:	/s/ Mark H. Halldorson
	Name:	Mark H. Halldorson
	Title:	Director

LENDERS:
BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Kristine M. Parker
	Name:	Kristine M. Parker
	Title:	Vice President

BANKERS TRUST CO., as a Lender

	By:	/s/ Robert S. Gagne
	Name:	Robert S. Gagne
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Kurt W. Anstaett
	Name:	Kurt W. Anstaett
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

	By:	/s/ Murtuza Ziauddin
	Name:	Murtuza Ziauddin
	Title:	Vice President

SUNTRUST BANK, as a Lender

	By:	/s/ Lisa Garling
	Name:	Lisa Garling
	Title:	Director

U.S. BANK, as a Lender

	By:	/s/ Ben Clement
	Name:	Ben Clement
	Title:	Portfolio Manager, Officer

Exhibit 2.1(a)

Lenders and Commitments

Lender	Revolving Committed Amount	Revolving Commitment Percentage	LOC Committed Amount	LOC Commitment Percentage
Wells Fargo Bank, National Association	$90,000,000.00	22.5%	$9,000,000.00	22.5%
Bank of America, N.A.	$90,000,000.00	22.5%	$9,000,000.00	22.5%
U.S. Bank National Association	$65,000,000.00	16.25%	$6,500,000.00	16.25%
Branch Banking and Trust Company	$60,000,000.00	15%	$6,000,000.00	15%
SunTrust Bank	$60,000,000.00	15%	$6,000,000.00	15%
The Northern Trust Company	$25,000,000.00	6.25%	$2,500,000.00	6.25%
Bankers Trust Company	$10,000,000.00	2.500%	$1,000,000.00	2.500%
Total	$400,000,000.00	100.00%	$40,000,000.00	100.00%